Exhibit 10.1

EXECUTION COPY

OMNIBUS AMENDMENT TO

RECEIVABLES SALE AGREEMENTS

THIS OMNIBUS AMENDMENT TO EACH OF THE RECEIVABLES SALE AGREEMENTS SET FORTH ON SCHEDULE I ATTACHED HERETO (each, a “Receivables Sale Agreement” and collectively, the “Receivables Sale Agreements”), dated as of October 27, 2010 (this “Amendment”), is entered into among each of the originators (collectively, the “Originators”), and each of the buyers (collectively, the “Buyers”) party to the Receivables Sale Agreements.

RECITALS

1. Concurrently herewith, the Buyers, PNC Bank, National Association, as administrative agent (the “Administrative Agent”) and each of the other parties thereto are entering into that certain Amended and Restated Credit and Security Agreement (the “Credit and Security Agreement”), dated as of the date hereof.

2. The parties hereto desire to amend each of the Receivables Sale Agreements as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in, or by reference in, Exhibit I to the applicable Receivables Sale Agreement shall have the same meanings herein as therein defined.

2. Amendments to the Receivables Sale Agreements. Each of the Receivables Sale Agreements is hereby amended as follows:

(a) The fourth paragraph of the Preliminary Statements of the Receivables Sale Agreements is replaced in its entirety with the following:

Buyer plans to finance its purchase of Gift Shop Receipts, Private Receivables and Participation Interests in part by borrowing pursuant to that certain Amended and Restated Credit and Security Agreement dated as of October 27, 2010 (as amended, restated, replaced and/or otherwise modified from time to time in accordance with the terms thereof, the “Credit and Security Agreement”) among Buyer and certain of its Affiliates, as joint and several borrowers, Parent, as Performance Guarantor, UHS of Delaware, Inc., as initial Servicer, Market Street Funding LLC, Victory Receivables Corporation and Three Pillars Funding LLC, as conduit lenders (collectively, the “Conduits”), SunTrust Bank, The Bank of Tokyo-Mitsubishi, UFJ, Ltd., New York Branch (“BTMU”) and PNC Bank, National Association (“PNC”), as liquidity banks,

(collectively, the “Liquidity Banks”), SunTrust Robinson Humphrey, Inc. (“STRH”), as a co-agent and lc participant, The Bank of Tokyo-Mitsubishi, UFJ, Ltd., New York Branch, as a co-agent and lc participant, and PNC Bank, National Association, as a co-agent, lc bank and as administrative agent (in such latest capacity, the “Administrative Agent”).

(b) Section 1.3(d) of the Receivables Sale Agreements is replaced in its entirety with the following:

(d) Payment of Purchase Price. The Purchase Price for the initial Purchase shall be paid on the Purchase Date therefor, and the Purchase Price for each subsequent Purchase shall be paid on the next Settlement Date after the Purchase Date therefor, in each case, by means of any one or a combination of the following: (i) a credit from the Buyer to the Originator on the books and records of the Parent in an amount not to exceed the lesser of the Purchase Price and the cash then available to the Buyer, (ii) a Subordinated Loan in a principal amount equal to the Deferred Purchase Price (if any) payable to the Originator and (iii) at the request of the Originator, by causing the LC Bank to issue a Letter of Credit, subject to the terms and conditions (including any limitations therein on the amount of any such issuance) for issuing Letters of Credit under the Credit and Security Agreement, in favor of beneficiaries selected by the Originator in the face amount requested by the Originator. The face amount of each Letter of Credit shall be applied as a deduction from the applicable purchase price that would otherwise be payable by the Buyer; provided, however, that in the event that any such Letter of Credit issued (A) expires or is cancelled or otherwise terminated with all or any portion of its stated amount undrawn, (B) has its stated amount decreased (for a reason other than a drawing having been made thereunder) or (C) the Buyer’s Reimbursement Obligation in respect thereof is reduced for any reason other than by virtue of a payment made in respect of a drawing thereunder, then an amount equal to such undrawn amount or such reduction, as the case may be, shall either be paid in cash by the Buyer to the Originator on the next Purchase Date or, if the Buyer does not then have cash available therefor, shall be deemed to be added to the outstanding principal amount of the Subordinated Note issued to the Originator. The allocation of the Purchase Price as among such methods of payment shall be subject in each instance to the approval of the Buyer and the Originator; provided, however, that the aggregate outstanding principal balance of all Subordinated Loans may not be increased to the extent that, after giving effect to such increase, the Tangible Net Worth of Buyer would be less than the Required Capital Amount; provided, further, however, that prior to paying any portion of the Purchase Price pursuant to the method set forth in clause (ii) above, the Purchase Price shall first be paid by the methods set forth in (x) clause (i) above (to the extent the Buyer then has cash available therefore and (y) clause (iii) above to the extent that the Originator has requested that the Borrower provide it or its designee with a Letter of Credit and such Letter of Credit is issued to the Borrower or its designee under the Credit and Security Agreement. The obligations of the Buyer in respect of the Subordinated Loans shall be evidenced by a Subordinated Note payable to the Originator.

(c) The following new Section 1.4(g) is added to the Receivables Sale Agreements immediately following existing Section 1.4(f) thereof:

(g) Letters of Credit. In the event the Originator requests that any purchases hereunder be paid for by the issuance of Letters of Credit as described in Section 1.3(d), the Originator shall, on a timely basis, provide Buyer with such information as is necessary for Buyer to obtain such Letter of Credit from the LC Bank. Neither the Originator nor any beneficiary selected by the Originator shall have any reimbursement obligations in respect of any such Letter of Credit; provided, however, that the Originator agrees to be bound by (and to cause any applicable designee thereof named as the “Applicant” or “Account Party” of any Letter of Credit to be bound by) the terms of each Letter of Credit Application and by the LC Bank’s interpretations of any Letter of Credit issued for the Buyer and by the LC Bank’s written regulations and customary practices relating to letters of credit.

(d) Section 2.1(i) of the Receivables Sale Agreements is amended by replacing the term “Initial Cut-Off Date” where it appears therein with the term “Initial Cutoff Date”.

(e) Section 2.1(l) of the Receivables Sale Agreements is amended by inserting the following sentence immediately following the fourth sentence thereof:

All payments on the Private Receivables originated by the Originator are paid either into one of the Originator’s Local Deposit Accounts, a Lock-Box or directly to the Concentration Account.

(f) Section 2.1(r) of the Receivables Sale Agreements is amended by replacing the reference to “Section 4.1(a)(viii)” where it appears therein with a reference to “Section 4.1(b)(ii)”.

(g) The first sentence of Section 7.1(b) of the Receivables Sale Agreements is replaced in its entirety with the following:

No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by the Administrative Agent, each Lender, the Originator and Buyer.

(h) Section 2.1 of the Receivables Sale Agreements is amended by adding thereto the following new clause (w) immediately following existing clause (v) thereof:

(w) Ordinary Course. In the event that, contrary to the mutual intent of the Originator and the Buyer, any Purchase of Gift Shop Receipts, Purchased Receivables and/or Participation Interests hereunder is not characterized as a sale or contribution but rather as a collateral transfer for security (or the transactions contemplated hereby are characterized as a financing transaction), each remittance of Collections by (or on behalf of) the Originator will have been (i) in payment of a debt incurred by the Originator in the ordinary course of business or financial affairs of the Originator and (ii) made in the ordinary course of business or financial affairs of the Originator.

(i) Clause (iv) of Section 7.4(b) of the Receivables Sale Agreements is replaced in its entirety with the following:

(iv) to any Commercial Paper dealer for or provider of a surety, guaranty or credit or liquidity enhancement to a Conduit or any entity organized for the purpose of purchasing, or making loans secured by financial assets for which the Administrative Agent, the LC Bank, any Co-Agent, Liquidity Bank, LC Participant or any of their respective Affiliates acts as the administrator, and

(j) Section 7.10(b) of the Receivables Sale Agreements is amended as follows:

(i) the phrase “the Administrative Agent and each Lender” is inserted at the end of the second sentence thereof;

(ii) the phrase “but with the prior written consent of the Administrative Agent and each Lender” is inserted at the end of the third sentence thereof; and

(iii) the phrase “be a third party beneficiary hereof and” is inserted in the fifth sentence thereof immediately prior to the phrase “have the right to enforce this Agreement”.

(k) The definition of “Alternative Base Rate” set forth in Exhibit I to the Receivables Sale Agreements is amended by replacing the term “Wachovia” where such term appears therein with the term “Administrative Agent”.

(l) The defined term “New Sweep Account” set forth in Exhibit I to the Receivables Sale Agreements is changed to “Blocked Sweep Account” and each reference in the Receivables Sale Agreements to “New Sweep Account” is replaced with a reference to “Blocked Sweep Account”.

(m) The following new defined terms are hereby added to Exhibit I to the Receivables Sale Agreements in the appropriate alphabetical order:

“Discount” means with respect to any Purchase, an amount equal to the product of (x) the Outstanding Balance of the Receivables that are the subject of such Purchase, times (y) the Discount Factor at such time.

“Net Billings” means, with respect to any Originator, the aggregate amount of invoices billed to Obligors by or on behalf of such Originator.

3. Amendment to the McAllen Receivables Sale Agreement. Exhibit III of the McAllen Receivables Sale Agreement is replaced in its entirety with Exhibit III attached hereto.

4. Representations and Warranties. The Originators and the Buyers hereby represent and warrant to each of the parties hereto as follows:

(a) Representations and Warranties. The representations and warranties contained in Article II of the Receivables Sale Agreements are true and correct as of the date hereof.

(b) Enforceability. The execution and delivery by each of the Originators and each of the Buyers of this Amendment, and the performance of each of its obligations under this Amendment and the applicable Receivables Sale Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on each of its parts. This Amendment and the applicable Receivables Sale Agreement, as amended hereby, are each of the Originators’ and each of the Buyers’ valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

5. Effect of Amendment; Ratification. Except as specifically amended hereby, each of the Receivables Sale Agreements are hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. On and after the Effective Date (as defined below), all references in each of the Receivables Sale Agreements (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to a Receivables Sale Agreement shall be deemed to be references to such Receivables Sale Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Sale Agreements other than as set forth herein.

6. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) subject to the conditions precedent that (i) the Administrative Agent receives each of the following: (A) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrative Agent in its sole discretion and (B) such other agreements, documents, opinions and instruments as the Administrative Agent shall request and (ii) each of the conditions precedent to the effectiveness of the Credit and Security Agreement shall have been satisfied.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

8. Governing Law; Jurisdiction; Waiver of Jury Trial.

8.1 THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

8.2 EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT, AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. ANY JUDICIAL PROCEEDING BY ANY BUYER OR ANY AFFILIATE THEREOF AGAINST ANY PARTY HERETO INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH BUYER OR AFFILIATE THEREOF PURSUANT TO THIS AMENDMENT SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.

8.3 EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY PARTY HERETO PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Sale Agreements or any provision hereof or thereof.

10. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

ORIGINATORS

AIKEN REGIONAL MEDICAL CENTERS, INC.

AUBURN REGIONAL MEDICAL CENTERS, INC.

DISTRICT HOSPITAL PARTNERS, L.P.

FORT DUNCAN MEDICAL CENTER, L.P.

LANCASTER HOSPITAL CORPORATION

LAREDO REGIONAL MEDICAL CENTER, L.P.

MANATEE MEMORIAL HOSPITAL, L.P.

MCALLEN HOSPITALS, L.P.

NORTHWEST TEXAS HEALTHCARE SYSTEMS,

INC.

SPARKS FAMILY HOSPITAL, INC.

SUMMERLIN HOSPITAL MEDICAL CENTER LLC

UHS OF OKLAHOMA, INC.

UHS-CORONA, INC.

UNIVERSAL HEALTH SERVICES OF RANCHO SPRINGS, INC.

VALLEY HEALTH SYSTEM LLC

WELLINGTON REGIONAL MEDICAL CENTER,

INCORPORATED

By:	/s/ CHERYL K. RAMAGANO
Name:	Cheryl K. Ramagano
Title:	Treasurer

S-1	Omibus Amendment to Receivables Sale Agreements

BUYERS

AIKEN REGIONAL RECEIVABLES, L.L.C.

AUBURN REGIONAL RECEIVABLES, L.L.C.

DISTRICT HOSPITAL PARTNERS RECEIVABLES,

L.L.C.

FORT DUNCAN MEDICAL RECEIVABLES, L.L.C.

LANCASTER HOSPITAL RECEIVABLES, L.L.C.

LAREDO REGIONAL RECEIVABLES, L.L.C.

MANATEE MEMORIAL RECEIVABLES, L.L.C.

MCALLEN HOSPITALS RECEIVABLES, L.L.C.

NORTHWEST TEXAS HEALTHCARE RECEIVABLES, L.L.C.

SPARKS FAMILY HOSPITAL RECEIVABLES,

L.L.C.

SUMMERLIN HOSPITAL RECEIVABLES, L.L.C.

UHS OF OKLAHOMA RECEIVABLES, L.L.C.

UHS-CORONA RECEIVABLES, L.L.C.

RANCHO SPRINGS RECEIVABLES, L.L.C.

VALLEY HEALTH SYSTEM RECEIVABLES, L.L.C.

WELLINGTON REGIONAL RECEIVABLES, L.L.C.

By:	/s/ CHERYL K. RAMAGANO
Name:	Cheryl K. Ramagano
Title:	Treasurer

S-2	Omibus Amendment to Receivables Sale Agreements

SCHEDULE I

RECEIVABLES SALE AGREEMENTS

1.	Receivables Sale Agreement, dated as of August 31, 2007, between Aiken Regional Medical Centers, Inc., a South Carolina corporation (an “Originator”), and Aiken Regional Receivables, L.L.C., a Delaware limited liability company (a “Buyer”).

2.	Receivables Sale Agreement, dated as of August 31, 2007, between Auburn Regional Medical Center, Inc., a Washington corporation (an “Originator”), and Auburn Regional Receivables, L.L.C., a Delaware limited liability company (a “Buyer”).

3.	Receivables Sale Agreement, dated as of August 31, 2007, between District Hospital Partners, L.P., a District of Columbia limited partnership (an “Originator”), and District Hospital Partners Receivables, L.L.C., a Delaware limited liability company (a “Buyer”).

4.	Receivables Sale Agreement, dated as of August 31, 2007, between Fort Duncan Medical Center, L.P., a Delaware limited partnership (an “Originator”), and Fort Duncan Medical Receivables, L.L.C., a Delaware limited liability company (a “Buyer”).

5.	Receivables Sale Agreement, dated as of August 31, 2007, between Lancaster Hospital Corporation, a California corporation (an “Originator”), and Lancaster Hospital Receivables, L.L.C., a Delaware limited liability company (a “Buyer”).

6.	Receivables Sale Agreement, dated as of August 31, 2007, between Laredo Regional Medical Center, L.P., a Delaware limited partnership (an “Originator”), and Laredo Regional Receivables, L.L.C., a Delaware limited liability company (a “Buyer”).

7.	Receivables Sale Agreement, dated as of August 31, 2007, between Manatee Memorial Hospital, L.P., a Delaware limited partnership (an “Originator”), and Manatee Memorial Receivables, L.L.C., a Delaware limited liability company (a “Buyer”).

8.	Receivables Sale Agreement (the “McAllen Receivables Sale Agreement”), dated as of August 31, 2007, between McAllen Hospitals, L.P., a Delaware limited partnership (an “Originator”), and McAllen Hospitals Receivables, L.L.C., a Delaware limited liability company (a “Buyer”).

9.	Receivables Sale Agreement, dated as of August 31, 2007, between Northwest Texas Healthcare System, Inc., a Texas corporation (an “Originator”), and

Schedule I-1

Northwest Texas Healthcare Receivables, L.L.C., a Delaware limited liability company (a “Buyer”).

10.	Receivables Sale Agreement, dated as of August 31, 2007, between Sparks Family Hospital, Inc., a Nevada corporation (an “Originator”), and Sparks Family Hospital Receivables, L.L.C., a Delaware limited liability company (a “Buyer”).

11.	Receivables Sale Agreement, dated as of August 31, 2007, between Summerlin Hospital Medical Center LLC, a Delaware limited liability company (an “Originator”), and Summerlin Hospital Receivables, L.L.C., a Delaware limited liability company (a “Buyer”).

12.	Receivables Sale Agreement, dated as of August 31, 2007, between UHS of Oklahoma, Inc., an Oklahoma corporation (an “Originator”), and UHS of Oklahoma Receivables, L.L.C., a Delaware limited liability company (a “Buyer”).

13.	Receivables Sale Agreement, dated as of August 31, 2007, between UHS-Corona, Inc., a Delaware corporation (an “Originator”), and UHS-Corona Receivables, L.L.C., a Delaware limited liability company (a “Buyer”).

14.	Receivables Sale Agreement, dated as of August 31, 2007, between Universal Health Services of Rancho Springs, Inc., a California corporation (an “Originator”), and Rancho Springs Receivables, L.L.C., a Delaware limited liability company (a “Buyer”).

15.	Receivables Sale Agreement, dated as of August 31, 2007, between Valley Health System LLC, a Delaware limited liability company (an “Originator”), and Valley Health System Receivables, L.L.C., a Delaware limited liability company (a “Buyer”).

16.	Receivables Sale Agreement, dated as of August 31, 2007, between Wellington Regional Medical Center, Incorporated, a Florida corporation (an “Originator”), and Wellington Regional Receivables, L.L.C., a Delaware limited liability company (a “Buyer”).

Schedule I-2